Filed Pursuant to Rule 497(e) 1933 Act File No. 033-12213 1940 Act File No. 811-05037

PROFESSIONALLY MANAGED PORTFOLIOS

CAN SLIM® Select Growth Fund

Supplement dated November 21, 2013 to the
Summary Prospectus, Prospectus and Statement of Additional Information
dated July 29, 2013

On Monday, November 11, 2013, the Board of Trustees of Professionally Managed Portfolios approved the following change to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

The Fund’s Expense Cap has been reduced from 1.70% to 1.39%.

The following table replaces the Fees and Expenses Table on page 1 of the Summary Prospectus and page 2 of the Prospectus:

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.47%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses(1)	1.76%
Fee Waiver and/or Expense Reimbursement(2)	-0.33%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.43%
(1)
The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Fees Waived and Expenses Absorbed provided in the Financial Highlights section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
NorthCoast Asset Management, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund to 1.39% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least July 31, 2015. The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

1 Year	3 Years	5 Years	10 Years
$146	$522	$923	$2,046

Filed Pursuant to Rule 497(e) 1933 Act File No. 033-12213 1940 Act File No. 811-05037

Additionally, the following sentence replaces the first sentence of the third paragraph on page 12 of the Prospectus:

The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses to ensure that the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) will not exceed 1.39% of the Fund’s average daily net assets.

The following sentence replaces the first sentence of the third paragraph on page B-31 of the Statement of Additional Information:

The Adviser has contractually agreed to reduce fees and/or to pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for shares of the Fund to 1.39% of the Fund’s average net assets (the “Expense Cap”).

Please retain this Supplement with the Summary Prospectus, Prospectus and Statement of Additional Information.